Exhibit 99.2

Q1 2012 Investor Call April 27, 2012 Bill Lucia, President and CEO Walter Hosp, EVP and CFO Contact: Christine Saenz csaenz@hms.com 212.857.5986

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance. In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: government regulatory, political and budgetary pressures that could affect the procurement practices and operations of healthcare organizations; changes in the United States healthcare environment, including as a result of the pending Supreme Court decision on the ACA; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our ability to manage our growth and its demands on our resources and infrastructure; our ability to successfully integrate our acquisitions; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare industry which could simplify the payment process and reduce the need for and price of our services; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; and, our ability to maintain effective information systems and protect them from damage or interruption. A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is available at www.hms.com under the “Investor Relations” tab. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Measures This presentation contains non-GAAP measures. A reconciliation of these measures to GAAP measures is set forth in our press release issued on April 27, 2012, which is available under the Investor Relations Tab on the Company’s website (www.hms.com). 4/27/2012 2

Discussion Outline Financial Performance Guidance New Business Medicaid RAC HDI Update Strategic Outlook 4/27/2012 3

Consolidated Statements of Income ($ in thousands except per share amounts) 4/27/2012 4 Percentage Change 2012 2011 $ 107,314 $ 82,457 30% 39,276 31,311 25% 6,894 4,982 38% 4,120 3,808 8% 12,843 9,589 34% 5,127 4,214 22% 8,149 1,740 368% 76,409 55,644 37% Selling, general & administrative expenses 14,864 10,704 39% 91,273 66,348 38% 16,041 16,109 0% (4,093) 269 1622% 11,948 16,378 -27% 4,905 6,562 -25% $ 7,043 $ 9,816 -28% $ 0.08 $ 0.12 -33% $ 0.08 $ 0.11 -27% $ 0.16 $ 0.14 14% Other income/(expense) Adjusted Diluted EPS Data processing Occupancy Direct project costs Other operating costs Net income per basic share Total cost of services Net income per diluted share Compensation Revenue Income before income taxes Cost of services: Basic income per common share data: and intangibles Three months ended March 31, Amortization of acquisition related software Net income Diluted income per common share data: Operating income Income taxes Total operating expenses

Condensed Balance Sheets ($ in thousands) 4/27/2012 5 March 31, December 31, 2012 2011 Assets Current assets: Cash and cash equivalents 107,260 $ 97,003 $ Accounts receivable, net of allowance of $1,167 at March 31, 2012 and $1,158 at December 31, 2011 102,249 112,505 Prepaid expenses and other current assets 30,016 20,700 Total current assets 239,525 230,208 Property and equipment, net 126,640 127,177 Other non-current assets 499,199 504,566 Total assets 865,364 $ 861,951 $ Liabilities and Shareholders' Equity Current liabilities: Accounts payable, accrued expenses and other liabilities 28,728 $ 40,546 $ Contingent payables 2,300 2,300 Current portion of term loan 21,875 17,500 Total liabilities 52,903 60,346 Long-term liabilities: Term loan 323,750 332,500 Other liabilities 76,645 77,868 Total long-term liabilities 400,395 410,368 Total liabilities 453,298 470,714 Total shareholders' equity 412,066 391,237 Total liabilities and shareholders' equity 865,364 $ 861,951 $

Condensed Statements of Cash Flow ($ in thousands) 4/27/2012 6 2012 2011 Net income 7,043 $ 9,816 $ Net cash provided by operating activities 15,619 17,850 Net cash used in investing activities (10,833) (5,100) Net cash provided by financing activities 5,471 8,647 Net increase in cash and cash equivalents 10,257 21,397 Cash and cash equivalents at beginning of period 97,003 94,836 Cash and cash equivalents at end of period 107,260 $ 116,233 $ Three Months Ended March 31

2012 Guidance 2011 Actual Prior 2012 Guidance Revised 2012 Guidance Revenue ($ millions) $364.0 $520.0 $500.0 - $515.0 % change Y/Y 42.9% 37.4% - 41.6% GAAP EPS $0.55 $0.65 $0.58 – $0.64 % change Y/Y 18.2% 5.5% - 16.4% ADJUSTED EPS $0.66 $0.98 $0.91 – $0.96 % change Y/Y 48.5% 37.9% – 45.5% 4/27/2012 7

Q1 Sales: State Government Extensions/Expansions Colorado: Pharmacy cost avoidance Missouri: Credit balance audits North Carolina: CHIP COB North Dakota: Child Support services New York: Eligibility services 4/27/2012 8 New California Medicaid RAC lowa CHIP Minnesota State Employee Plan New Mexico Child Support services

Q1 Sales: Managed Care 410K Medicaid managed care lives sold in Q1 Extensions/Expansions Coventry: Kansas, Missouri Driscoll Children’s Health Plan: COB Excellus Health Plan: Rx Rebate Audit Molina Healthcare: Medical bill audit and complex reviews (HDI) United Healthcare: Expanded cost avoidance 4/27/2012 9 New Presbyterian Health Plan, NM Community Health Choice, TX Fraud, Waste and Abuse Clinical Audits

Medicaid RAC Status


WA
MT
ND
MN
ME
OR
ID
SD
WI
VT
NH
NY
MA
MI
CT
RI
WY
IA
PA
NE
NJ
IL
IN
OH
MD
DE
NV
UT**
CO
WV
Washington, D.C.
VA
KY
CA
KS*
MO
NC
TN
OK
AR
SC
AZ
NM
MS
AL
GA
LA
TX
FL
AK
HI
HMS Prime (14)
HMS Prime Shared (2)
HMS Sub (3)
HMS Loss/No Bid (6)
Decision Pending (4)
Competitor Converted (5)
*HDI win
**RAC-like contract

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4/27/2012

HDI Update Strong first quarter performance Packaging HMS’s services for HDI commercial clients Introducing HDI services to HMS clients Leveraging HDI technology platform for HMS government and managed care clients 4/27/2012 11

Strategic Outlook HDI performing as planned Medicaid continues to grow Strong competitive advantage in developing Medicaid RAC market Continued bipartisan focus on fraud, waste, and abuse Emerging health insurance exchange opportunity 4/27/2012 12

4/27/2012